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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         May 16, 2000
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                            KEYSTONE FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)


            0-11460                                       23-2289209
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     (Commission File Number)             (I.R.S. Employer Identification No.)

               One Keystone Plaza, P.O. Box 3660,
                    Harrisburg,Pennsylvania               17105-3660
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            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (717) 233-1555
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                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On May 17, 2000, Keystone Financial, Inc. (the "Registrant") announced that it had entered into a definitive agreement with M&T Bank Corporation ("M&T"), Buffalo, New York, pursuant to which M&T, a bank holding company, will acquire the Registrant upon the satisfaction of a number of conditions. Upon consummation of the transaction, Keystone Financial Bank, N.A., the Registrant's national bank subsidiary, will be merged into Manufacturers and Traders Trust Company ("M&T Bank"), M&T's principal commercial bank subsidiary.

         M&T is upstate New York's largest retail deposit holder, with 272 branches in New York. At March 31, 2000, M&T reported approximately $22.7 billion in assets. M&T's common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (File No. 000-11460). Additional information concerning M&T is on file with the Securities and Exchange Commission.

         Each share of the Registrant's common stock outstanding at the time the Merger (as defined below) is consummated will, at the election of the holder thereof, be converted in to either 0.05 of a share of common stock of M&T (and cash in lieu of fractional shares) or the right to receive $21.50 in cash as provided in the Agreement and Plan of Merger, dated as of May 16, 2000, by and among the Registrant, M&T and M&T's wholly owned subsidiary, Olympia Financial Corp. ("Olympia"), providing for the merger (the "Merger") of the Registrant with and into Olympia (the "Plan of Merger"). The Plan of Merger is set forth as Annex A to the Agreement and Plan of Reorganization (the "Reorganization Agreement" and, together with the Plan of Merger, the "Merger Agreements"), dated as of May 16, 2000, by and among M&T, the Registrant and Olympia. A copy of the Reorganization Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. Subject to possible adjustments set forth in the Plan of Merger, the total number of shares of the Registrant's common stock to be exchanged for shares of common stock of M&T shall be 65% of the 48,930,000 shares of the Registrant's common stock outstanding on May 16, 2000. Elections by shareholders of the Registrant to receive shares of common stock of M&T or cash are subject to the allocation and proration procedures set forth in the Plan of Merger.

         In addition, in connection with the Merger, M&T has stated that it intends to declare a 10-for-1 split on its common stock, and to increase the cash dividend payable on its common stock after the transaction to $2.50 per quarter on each pre-split share.

         Consummation of the Merger is subject to a number of conditions, including regulatory approvals and the approval of M&T's and the Registrant's respective shareholders. Subject to the satisfaction of all conditions, it is anticipated that the transaction will be completed in late 2000.

         Following the consummation of the Merger, Mr. Carl L. Campbell, Chairman, President and Chief Executive Officer of the Registrant, will be elected Vice Chairman and a director of each of M&T and M&T Bank. Four other directors of the Registrant will join Mr. Campbell on M&T's and M&T Bank's boards of directors. Mr. Robert G. Wilmers will continue as President and Chief Executive Officer of M&T and Chairman of M&T Bank.

         In connection with the execution and delivery of the Merger Agreements, the Registrant granted M&T a stock option (the "Stock Option") to acquire up to 19.9% of the outstanding shares of common stock of the Registrant under certain conditions. A copy of the Stock Option Agreement, dated as of May 16, 2000, by and among M&T and the Registrant granting the Stock Option is filed as Exhibit
99.1 hereto and is incorporated herein by reference.

         The press release and analysts presentation issued by M&T and the Registrant with respect to the announcement of the Merger are filed as Exhibits
99.2 and 99.3, respectively, hereto and incorporated herein by reference. Each of the press release and analysts presentation contains forward-looking statements with respect to the financial condition, results of operations and business of M&T and the Registrant and, assuming the consummation of the Merger, the combined company, including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the Merger; (b) the impact on revenues of the Merger, and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the business of M&T and the Registrant are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged.

         The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents that are filed herewith and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

The following exhibits are filed herewith or incorporated herein by reference:

Exhibit No.
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     2.1    Agreement and Plan of Reorganization, dated as of May 16, 2000, by and among M&T Bank Corporation, Olympia Financial Corp. and Keystone Financial, Inc. (including the Plan of Merger as Annex A thereto) (incorporated by reference to Exhibit 2 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).

    99.1 Stock Option Agreement, dated as of May 16, 2000 by and between M&T Bank Corporation and Keystone Financial, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).

    99.2 Joint Press Release, dated May 17, 2000 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).

    99.3 Analysts Presentation (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         KEYSTONE FINANCIAL, INC.





Date: May 24, 2000                      By:  /s/ Donald F. Holt
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                                             Name:  Donald F. Holt
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


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                                  Exhibit List
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Exhibit No.                        Description
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     2.1    Agreement and Plan of Reorganization, dated as of May 16, 2000, by and among M&T Bank Corporation, Olympia Financial Corp. and Keystone Financial, Inc. (including the Plan of Merger as Annex A thereto) (incorporated by reference to Exhibit 2 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).

    99.1 Stock Option Agreement, dated as of May 16, 2000 by and between M&T Bank Corporation and Keystone Financial, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).

    99.2 Joint Press Release, dated May 17, 2000 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).

    99.3 Analysts Presentation (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by M&T Bank Corporation, File No. 001-09681, filed with the Securities and Exchange Commission on May 23, 2000).